Smith Barney Futures Management LLC
                              390 Greenwich Street
                               New York, NY 10013

By Edgar

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

Re: Salomon Smith Barney Global Diversified Futures Fund L.P. Supplement to Registration Statement on Form S-1
         File No. 333-61961

Ladies and Gentlemen:

         On Behalf of Salomon Smith Barney Global Diversified Futures Fund L.P. (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424
(b) (3) of the Securities Act 0f 1933, as amended, a Supplement dated March 31, 2000 to the Partnership's final prospectus dated November 25, 1998.

Should you have any questions, please telephone me at 212-723-5424.

Very truly yours,

/s/  Daniel A. Dantuono
      Daniel A. Dantuono
      Chief Financial Officer and
      Director

Enclosures


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


                              Salomon Smith Barney
                      Global Diversified Futures Fund L.P.
                                   March 2000



The redemption value per unit for the SSB Global Diversified Futures Fund L.P. was $921.18 per unit at the end of March.

Continuing the tone set in February, global financial and commodity markets were highly sensitive to news events and experienced sharp reversals in increasingly short time frames throughout the month. In nearly every sector, about half the contracts traded were profitable and the other half flat to negative. In such market conditions, the primary emphasis has been on maintaining a balance between capital conservation and staying positioned across a broad selection of markets.

During March, profits in the Euro, cross- rates and non-European currencies were offset by losses in the Japanese yen which rallied as a result of last minute repatriation at the end of the Japanese fiscal year. In the interest rate sector, trading in U.S. and European long interest rates was profitable and helped to absorb losses in positions in the short-term interest rates as well as Japanese Government Bond positions. Stock index trading was highly volatile and unprofitable for the month.

Trading in the non-financial sectors was driven by three markets: crude oil, coffee, and sugar. Each market for different reasons experienced news - OPEC's announcement of increased production, and weather in South America, respectively, led to trend reversal in what previously had been trending and profitable markets.

 The current environment in both managed futures and global stock markets reinforces the importance of maintaining both perspective and broad diversification in your overall portfolio. Managed futures historically has its best opportunity to demonstrate its value during periods of change and divergence from earlier conditions. The flexibility to participate in both rising and falling price trends plus the exposure to dozens of unrelated financial and commodity markets are what distinguishes managed futures in the modern portfolio.


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

                              Salomon Smith Barney
                      Global Diversified Futures Fund L.P.
                                Account Statement
                             For the Period March 1,
                             Through March 31, 2000

                                                Percent
                                                of Average
                                                Net Assets

Realized gains from trading         $ 2,827,287       3.25%
Change in unrealized gains/losses
   from trading                      (5,351,959)     (6.16)
                                    -----------       ----
                                     (2,524,672)     (2.91)
Add, Brokerage commissions
   and clearing fees ($12,643)          431,073       0.50
                                    -----------       ----
Net realized and unrealized
   losses                            (2,955,745)     (3.41)
Interest Income                         317,104       0.37
                                    -----------       ----
                                     (2,638,641)     (3.04)

Less, Expenses:
  Management fees                       146,537       0.17
  Incentive fees                       (199,665)     (0.23)
  Other expenses                         13,362       0.01
                                    -----------       ----
                                        (39,766)     (0.05)
                                    -----------       ----
Net Loss                             (2,598,875)     (2.99)%
                                                     ======

Redemptions (1,380.8715 L.P.
units at March 31, 2000 net asset
value per unit of $921.18)           (1,272,031)
                                    -----------
Decrease in net assets               (3,870,906)
Net assets, February 29, 2000        88,799,380
                                    -----------
Net assets, March 31, 2000          $84,928,474

Net sset value per unit
 ($84,928,474/92,628.9342 units)     $   916.87
                                     ==========
Redemption value per unit (Note 1)   $   921.18
                                     ==========

Note 1: For the purpose of a redemption, any accrued liability for reimbursement of offering and organization expenses will not reduce Net Asset Value per Unit. As a result, the reported redemption value per unit is $921.18.

The net asset value per unit of $916.87 is reflective of charging offering and organizational expenses against the initial capital of the fund and is reported for financial reporting purposes only.


To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.




   By: /s/ Daniel A. Dantuono
           Daniel A. Dantuono,
           Chief Financial Officer
Smith Barney Futures Management LLC
General Partner, Salomon Smith Barney Global
Diversified Futures Fund L.P.

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